SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 17, 1999 (June 14, 1999)
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                                 LOG ON AMERICA, INC.
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               (Exact name of Registrant as specified in charter)


          Delaware                    0-25761                   05-0496586
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(State or other jurisdic-          (Commission               (IRS Employer
 tion of incorporation)             File Number)             Identification No.)


3 Regency Plaza, Providence, Rhode Island                                02903
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (401) 459-6298
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Item 4. Change in Registrant's Certifying Accountant

      On June 14, 1999, Log On America, Inc. ("Registrant") dismissed its former independent accountants Tauber & Balser, P.C. ("T&B") and engaged Ernst & Young to audit the Registrant's consolidated financial statements. The decision to change independent accountants was recommended and approved by the Registrant's Board of Directors.

      T&B served as independent accountants of the Registrant's financial statements for the years ended December 31, 1998 and 1997. The report of T&B on the Registrant's consolidated financial statements for the years ended December 31, 1998 and 1997 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the years ended December 31, 1998 and 1997, and during the fiscal year 1999 prior to T&B's dismissal, the Registrant had no disagreements with T&B on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of T&B would have caused them to make reference thereto in their report on the consolidated financial statements for such years.

      The Registrant has requested that T&B furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of such letter, dated June 17, 1999, is filed as Exhibit "16" to this Form 8-K.


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                                   Signatures
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      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LOG ON AMERICA, INC.

June 16, 1999                              By: /s/David R. Paolo
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                                               David R. Paolo, President


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